January 16, 2003
                               MARKETOCRACY FUNDS
                                  Supplement to
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                        Prospectus Dated October 28, 2002

                          The Medical Specialists Fund


We  are  pleased  to  announce  that  the  Board  of  Trustees  has  approved  a reorganization of The Medical Specialists Fund into The Masters 100SM Fund, another series of the Marketocracy Funds. If the reorganization is approved by Medical Specialist Fund shareholders at a shareholder meeting currently scheduled for February 17, 2003, the proposed reorganization will take place on March 3, 2003 or as soon as practicable after all necessary regulatory approvals and legal opinions are received. After that date, the Medical Specialists Fund will be liquidated and dissolved.





               Please retain this Supplement with the Prospectus.
           The date of this Prospectus Supplement is January 16, 2003